Exhibit 10.2

BORROWING SUBSIDIARY AGREEMENT

BORROWING SUBSIDIARY AGREEMENT dated as of December 20, 2018 (this “Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), CBRE GLOBAL ACQUISITION COMPANY, a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 12D, Impasse Drosbach, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B 150.692 (the “New Borrowing Subsidiary”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (the “Administrative Agent”).

Reference is hereby made to (i) the Credit Agreement dated as of October 31, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, CBRE Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CBRE Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE Limited, a company organized under the laws of New Zealand (together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Existing Borrowers”), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent for the Lenders and (ii) the Incremental Term Loan Assumption Agreement dated as of December 20, 2018, among the Existing Borrowers, Holdings, the New Borrowing Subsidiary and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (the “Incremental Term Loan Assumption Agreement”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 9.18 under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Loans to any wholly owned Subsidiary that the U.S. Borrower shall designate as a Borrower under any of the Commitments, and the U.S. Borrower and the New Borrowing Subsidiary desire that the New Borrowing Subsidiary become a Borrower under the Incremental Euro Term Loan Commitments (as defined in the Incremental Term Loan Assumption Agreement).  The U.S. Borrower represents and warrants that the New Borrowing Subsidiary is a wholly owned Subsidiary.  Each of the U.S. Borrower and the New Borrowing Subsidiary represent and warrant that the representations and warranties of the U.S. Borrower in the Credit Agreement relating to the New Borrowing Subsidiary and this Agreement are true and correct on and as of the date hereof.  Each of Holdings and the U.S. Borrower agrees that its Guarantee contained in the Guarantee Agreement will apply to the Obligations of the New Borrowing Subsidiary.  Upon execution of this Agreement by each of the U.S. Borrower, Holdings, the New Borrowing Subsidiary and the Administrative Agent, the New Borrowing Subsidiary shall be a party to the Credit Agreement and shall constitute a “Borrower” for all purposes thereof, and the New Borrowing Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

CBRE GROUP, INC.,
by
/s/ Debbie Fan
Name:Debbie Fan
Title:SVP and Treasurer

CBRE SERVICES, INC.,
by
/s/ Debbie Fan
Name:Debbie Fan
Title:SVP and Treasurer

CBRE GLOBAL ACQUISITION COMPANY,
by
/s/ Caroline Goergen
Name:Caroline Goergen
Title:Type B manager

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
by
/s/ William O’Daly
Name:William O’Daly
Title:Authorized Signatory

by
/s/ D. Andrew Maletta
Name:D. Andrew Maletta
Title:Authorized Signatory

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